                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 13, 2004

                       NATIONAL BEEF PACKING COMPANY, LLC

             (Exact Name of Registrant As Specified In Its Charter)

         Delaware                    333-111407               48-1129505
(State of incorporation)            (Commission              (IRS Employer
                                    File Number)           Identification No.)

               12200 North Ambassador Drive, Kansas City, MO 64163
              (Address of Principal Executive Office and Zip Code)

       Registrant's telephone number, including area code: (800) 449-2333

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 9.  Regulation FD Disclosure.

     The Company issued the following press release:

                                              For Information Contact
                                              Jay Nielsen, CFO
                                              National Beef Parking Company, LLC
                                              (816) 713-8504

                       NATIONAL BEEF PACKING COMPANY, LLC
                           TO CONDUCT CONFERENCE CALL

     KANSAS CITY, Missouri, April 13, 2004 - National Beef Packing Company, LLC
announced today it will conduct a conference call to review its Fiscal 2004 second quarter financial performance on April 14 at 2 p.m. Eastern Time (1 p.m.
Central Time). Investors who wish to access the call should dial 800-967-7134.

     A replay of the conference call will be available beginning at 5 p.m.
Eastern Time (4 p.m. Central Time) on Wednesday through April 24 at
888-203-1112, access code 694692.

About National Beef Packing Company, LLC

     National Beef Packing Company, LLC is the fourth largest beef processing company in the United States. The company processes, packages and delivers fresh beef for sale to customers in the United States and international markets. Its products include boxed beef, and value-added beef products including branded boxed beef, case-ready beef and pork, chilled export beef and portion control beef. For more information, please visit www.nationalbeef.com or call Jay
Nielsen, CFO, National Beef Packing Company, LLC at (816) 713-8504.

                                     # # #

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 13, 2004                  National Beef Packing Company, LLC

                                       By:  /s/ Jay D. Nielsen
                                          --------------------------------------
                                            Chief Financial Officer

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